Mercantile
Bank Corporation

CONFERENCE CALL AND WEBCAST PRESENTATION

SECOND QUARTER 2021

Forward-Looking Statements

Mercantile Bank Corporation

This presentation contains statements or information that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will," and similar references to future periods. Any such statements are based on current expectations that involve a number of risks and uncertainties. Actual results may differ materially from the results expressed in forward-looking statements. Factors that might cause such a difference may include: changes in interest rates and interest rate relationships; increasing rates of inflation and slower growth rates; demand for products and services; the degree of competition by traditional and nontraditional financial services companies; changes in banking regulation or actions by bank regulators; changes in tax laws; changes in prices, levies, and assessments; the impact of technological advances; potential cyber- attacks, information security breaches and other criminal activities; litigation liabilities; governmental and regulatory policy changes; the outcomes of existing or future contingencies; trends in customer behavior, as well as their ability to repay loans; changes in local real estate values; changes in the method of determining Libor, and the phase-out of Libor; changes in the national and local economies, including the ongoing disruption to financial market and other economic activity caused by the COVID-19 Pandemic; and other factors, including those expressed as risk factors disclosed from time to time in filings made by Mercantile with the Securities and Exchange Commission. Mercantile undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise. Investors are cautioned not to place undue reliance on any forward-looking statements contained herein.

Mercantile Bank

A commitment to excellence

Mercantile Bank Corporation

- Transformational merger of equals in 2014
- History of solid organic loan growth
- Strong asset quality
- Performance built on a culture dedicated to mutually beneficial relationships with customers and communities, cultivated and executed by a talented, experienced staff
- Long standing focus on development of technology through our digital strategy
- Significant core deposit growth
- Effective and efficient operations

- Alma Market (6 Locations)
- Cadillac Market (2 Locations)
- Grand Rapids Market (11 Locations)
- Kalamazoo Market (4 Locations)
- Lansing Market (2 Locations)
- Mt. Pleasant Market (11 Locations)
- Ohio Market (1 Location)
- Petoskey Market (1 Location)
- Troy Market (1 Location)
- West Branch Market (5 Locations)



Petoskey
Fairview
St. Helen
Rose City
West Branch
Cadillac
Clare
Midland
Remus
Canadian Lakes
Mt. Pleasant
Shepherd
Lakeview
Vestaburg
Merrill
Howard City
Alma
St. Charles
Ithaca
Belding
Ionia
St. Johns
Grand Rapids
Lowell
Holland
Lansing
Troy
Kalamazoo
Paw Paw
Portage
Mortgage loan office opened in Cincinnati, OH during the Fourth Quarter of 2020.

Strategic Initiatives

Mercantile Bank Corporation

LEVERAGE INVESTMENTS

- Expand usage of Treasury Management products and services
- Cultivate new market growth utilizing knowledgeable staff along with digital products and services
  - Southeast, MI
  - Midland, MI
  - Petoskey, MI
  - Cincinnati, OH
- Capitalize on merger disruptions
- Solidify new relationships built through the PPP

DIGITAL DELIVERY

- Expand customer utilization of digital banking services
- Personalize the digital experience
- Deploy digital onboarding for all products
- Leverage data to customize client interactions and refine internal systems
- Offer best-in-class products and services

PEOPLE & CULTURE

- Recruit and retain top talent
- Develop emerging leaders
- Expand Diversity, Equity & Inclusion initiatives
- Formalize and communicate all Environmental, Social and Governance (ESG) efforts
- Continue development of strong community partnerships and volunteer involvement

RISK & PROCESS

- Support customers during times of economic uncertainty
- Optimize "work from home/work from office" framework
- Evolve branches into relationship centers
- Ensure financial strength and resiliency
- Maintain robust asset, transaction and risk analysis processes

DIVERSITY EQUITY & INCLUSION

- Providing access to enriching learning and growth opportunities via a wide variety of methods, including live speaking engagements, videos, books, articles, group discussion and training sessions.
- Supervisors provided with best practices, resources and tools with which to engage their teams and promote collaboration across all departments.
- Active Diversity Council comprised of a wide cross-section of employees and departments, working together to implement supportive DEI strategies and new ideas to help ensure everyone feels like an integral part of the workplace.
- Ensure comprehensive DEI Policy and Supplier Diversity Program.

CORPORATE SOCIAL RESPONSIBILITY

- Promote energy efficiencies in all Bank locations.
- Dedicated 249 hours to HR HireReach program, a West Michigan initiative which uses an evidence-based selection process to make better hiring decisions.
- Provide ongoing support of commercial customers through the Payment Protection Program (PPP).
- Provided over $150 million in community development lending and over $670,000 in grants toward affordable housing, home improvements and down payment assistance in 2020.
- Donations of over $812,000 in support of non-profit organizations within our communities in 2020.

ENVIRONMENTAL, SOCIAL, GOVERNANCE

- Formation of an ESG Committee and issuance of the Bank's first Corporate Social Responsibility Report.
- Branch merger and optimization with more effective facilities in the same markets and the opening of locations in two new markets.
- Continued development of strong community partnerships and volunteer involvement.
- Rated as Outstanding by the FDIC in our Community Reinvestment Act (CRA) examinations for the last four consecutive exam cycles covering a twelve-year period.
- Ongoing risk management monitoring through a risk and control framework encompassing a variety of separate but complementary financial, credit, operational, compliance and legal reporting systems and processes.

Non-Interest Income Strategic Initiatives

Mortgage Pipeline Trend Year-Over-Year Comparison

Mercantile Bank Corporation



2020 Apps
2021 Apps
APPLICATIONS
1,200
1,000
800
600
400
200
0
January
February
March
April
May
June
July
August
September
October
November
December

Non-Interest Income Strategic Initiatives

Mortgage Pipeline Trend Year-Over-Year Comparison

Mercantile Bank Corporation



2021 Volume
2020 Volume
2021 Units
2020 Units
$120,000,000
$100,000,000
$80,000,000
$60,000,000
$40,000,000
$20,000,000
$-
Volume
600
500
400
300
200
100
0
Units
January
February
March
April
May
June
July
August
September
October
November
December

Product Offerings

Mercantile Bank Corporation

Best In Class

PEER PRODUCT	MBWM	BAC	JPM	FITB	CMA
Integrated Payables	✓	✓	✓	✓	✓
Integrated Receivables	✓	✓	✓	✓	✓
Autobooks for Small Business with Electronic Invoicing & Collection	✓				
Credit Card Rewards	✓	✓	✓	✓	✓

Strong Credit Administration

Mercantile Bank Corporation

Mercantile has worked continuously since the end of the Great Recession to place itself in a position of strength during times of economic weakness. The maintenance of strong credit underwriting and administration practices have been an integral part of that work. Loan portfolio metrics have remained very strong over the past several years, including during disruptions caused by the COVID-19 Pandemic, reflecting the solid performance of the Bank's customers.

COVID-19 Activities & Timeline

Mercantile Bank Corporation

JANUARY 2020

- Monitoring initial reports of COVID-19

FEBRUARY 2020

- Pandemic plan activated to ensure the health and safety of our employees and customers

MARCH 2020

- Branches open by appointment only (3/18)
- Commencement of Mercantile's payment relief assistance programs for commercial and retail loan customers (3/18)
- 75-80% of staff working remotely from home (3/23)
- All lobbies closed (3/25)
- CARES Act signed into law (3/27)

APRIL & MAY 2020

- Significant portion of staff fully immersed in PPP processing and submission
- PPP applications approved by SBA and funded
- PPP focus now shifts to the planning and implementation of the forgiveness phase
- Planning for the State's re-opening

JUNE 2020

- Phased return of employees to the workplace
- Re-opening of lobbies by appointment only (6/1)
- Lobbies re-opened to customers (6/26)

AUGUST 2020

- PPP forgiveness submissions begin (8/31)

SEPTEMBER 2020

- 25% reduction of in-person employee attendance in densely occupied offices

NOVEMBER 2020

- All lobbies closed
- 75-80% of staff working remotely from home

JANUARY 2021

- Preparations begin for a new round of PPP funding

FEBRUARY 2021

- Phased reopening of lobbies (2/1)
- 25% of staff returned to in-office work (2/16)

MARCH 2021

- 50% of staff returned to in-office work (3/1)
- Reduced staff working in offices to 25% in response to the latest surge (3/30)

APRIL 2021

- While branches remain open, moved to 100% remote for all other departments (4/12)

JUNE 2021

- With COVID metrics improving & vaccines widely available, staff returned to 50% in-office work (6/1)

JULY 2021

- Staff returned to 100% in-office work (7/6)

Payment Relief Assistance
Currently Outstanding

Mercantile Bank Corporation

COMMERCIAL LOANS
Payment Deferrals

# Total	$ Total
0	$0

MORTGAGE LOANS
Payment Deferrals

# Total	$ Total
6	$500,000

Paycheck Protection Program (PPP)

Mercantile Bank Corporation

(As of 6/30/21)	ORIGINAL		FORGIVEN		REMAINING	
LOAN BALANCE SEGMENT	#	$	#	$	#	$
PPP Round One	2,171	$553,100,000	(1,934)	($487,200,000)	237	$65,900,000
PPP Round Two	1,216	$208,500,000	(194)	($28,700,000)	1,022	$179,800,000
Totals	3,387	$761,600,000	(2,128)	($515,900,000)	1,259	$245,700,000

	PPP ROUND ONE		PPP ROUND TWO	
NET FEE INCOME ACCRETION				
2nd Quarter 2020	$	2,700,000	$	0
3rd Quarter 2020	$	3,000,000	$	0
4th Quarter 2020	$	5,400,000	$	0
1st Quarter 2021	$	2,400,000	$	400,000
2nd Quarter 2021	$	1,100,000	$	1,800,000
Remaining as of June 30, 2021	$	300,000	$	5,900,000

Mercantile Bank Corporation

COVID-19 Impacted Industries

Industry	June 30, 2021	% of Total Commercial Loans
Nursing & Assisted Living	$128,000,000	5.0%
Hotels / Motels / Lodging	$101,000,000	3.9%
Restaurants#	$77,000,000	3.0%
Movie Theaters / Entertainment	$72,000,000	2.8%

** Excludes PPP loans*

 # Significant portion are loans to fast food franchises

Core Commercial Loan Growth

Mercantile Bank Corporation

		12/31/20		6/30/21		CHANGE
Core Loans	$	2,429,000,000	$	2,564,000,000	$	+135,000,000
PPP Loans	$	365,000,000	$	246,000,000	$	-119,000,000
Total	**$**	**2,794,000,000**	**$**	**2,810,000,000**	**$**	**+16,000,000**

11% Growth Rate Annualized

Commercial Loan Portfolio Composition

Mercantile Bank Corporation



6%
33%
37%
22%
2%
Loan Type
Commercial & Industrial
Commercial Vacant Land Land Development & Residential Construction
Commercial Real Estate - Owner Occupied
Commercial Real Estate - Non-Owner Occupied
Commercial Real Estate - Multi-Family & Residential Rental

As of June 30, 2021. Excludes PPP Loans

Commercial Credit Exposure

Mercantile Bank Corporation

Credit risk profile by internal credit risk grades*

Internal Credit Risk Grade Groupings	Commercial & Industrial	Commercial Vacant Land, Land Development, & Residential Construction	Commercial Real Estate – Owner Occupied	Commercial Real Estate – Non-Owner Occupied	Commercial Real Estate – Multi-Family & Residential Rental
Grades 1-4	$522,200,000	$23,600,000	$311,500,000	$417,300,000	$109,200,000
Grades 5-7	$330,400,000	$19,400,000	$211,900,000	$533,700,000	$52,400,000
Grades 8-9	$5,400,000	$100,000	$27,100,000	$0	$300,000
Total Commercial	$858,000,000	$43,100,000	$550,500,000	$951,000,000	$161,900,000
% of Total Commercial Loans as of June 30, 2021	33%	2%	22%	37%	6%

Excludes PPP Loans

Past Due Loans*

Mercantile Bank Corporation

		30 – 59 Days Past Due	60 – 89 Days Past Due	> 89 Days Past Due	Total Past Due	Current	Total Loans	Recorded Balance > 89 Days & Accruing
Commercial:								
Commercial & Industrial	$	0	500,000	600,000	1,100,000	1,102,700,000	1,103,800,000	0
Vacant Land, Land Development, Residential Construction	$	0	0	0	0	43,100,000	43,100,000	0
Real Estate – Owner Occupied	$	0	400,000	0	400,000	550,100,000	550,500,000	0
Real Estate – Non-Owner Occupied	$	0	0	0	0	951,000,000	951,000,000	0
Real Estate – Multi-Family & Residential Rental	$	0	0	0	0	161,900,000	161,900,000	0
Total Commercial	$	0	900,000	600,000	1,500,000	2,808,800,000	2,810,300,000	0
Retail:								
Home Equity & Other	$	100,000	0	0	100,000	58,100,000	58,200,000	0
1 – 4 Family Mortgages	$	200,000	100,000	100,000	400,000	379,900,000	380,300,000	0
Total Retail	$	300,000	100,000	100,000	500,000	438,000,000	438,500,000	0
Total Past Due Loans	$	300,000	1,000,000	700,000	2,000,000	3,246,800,000	3,248,800,000	0

** As of June 30, 2021. Excludes current non-accrual loans.*

Past Due Loans

Mercantile Bank Corporation



$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
30-89 Days
90 Days & Over
Total
Over 89 Days & Accruing
6/30/21
3/31/21
12/31/20
9/30/20
6/30/20
3/31/20
12/31/19
9/30/19

Consolidated Reports of Income

Unaudited

Mercantile Bank Corporation

	Three Months Ended	Three Months Ended	Six Months Ended	Six Months Ended
	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Net Income:	$ 18,091,000	$ 8,698,000	$ 32,331,000	$ 19,370,000
Basic earnings per share	1.12	0.54	2.00	1.19
Diluted earnings per share	1.12	0.54	2.00	1.19
Average basic shares outstanding	16,116,070	16,212,500	16,199,096	16,281,391
Average diluted shares outstanding	16,116,666	16,213,264	16,199,620	16,282,341

Consolidated Reports of Income

Unaudited

Mercantile Bank Corporation

		Three Months Ended		Three Months Ended		Six Months Ended		Six Months Ended
		June 30, 2021		June 30, 2020		June 30, 2021		June 30, 2020
INTEREST INCOME								
Loans, including fees	$	33,789,000	$	34,322,000	$	66,774,000	$	67,764,000
Investment securities		1,802,000		2,749,000		3,434,000		6,766,000
Other interest-earning assets		183,000		93,000		351,000		568,000
Total interest income		35,774,000		37,164,000		70,559,000		75,098,000
INTEREST EXPENSE								
Deposits		2,346,000		3,700,000		5,063,000		8,342,000
Short-term borrowings		40,000		55,000		76,000		94,000
Federal Home Loan Bank advances		2,050,000		2,214,000		4,077,000		4,427,000
Other borrowed money		467,000		624,000		939,000		1,348,000
Total interest expense		4,903,000		6,593,000		10,155,000		14,211,000
Net interest income		30,871,000		30,571,000		60,404,000		60,887,000
Provision for loan losses		(3,100,000)		7,600,000		(2,800,000)		8,350,000
Net interest income after provision for loan losses	$	33,971,000	$	22,971,000	$	63,204,000	$	52,537,000

Consolidated Reports of Income

Unaudited

Mercantile Bank Corporation

		Three Months Ended June 30, 2021		Three Months Ended June 30, 2020		Six Months Ended June 30, 2021		Six Months Ended June 30, 2020
NONINTEREST INCOME								
Service charges on accounts	$	1,209,000	$	1,045,000	$	2,363,000	$	2,267,000
Mortgage banking income		7,695,000		7,640,000		16,495,000		10,267,000
Credit and debit card income		1,920,000		1,374,000		3,598,000		2,735,000
Interest rate swap income		1,495,000		0		2,148,000		0
Payroll services		405,000		370,000		962,000		947,000
Earnings on bank owned life insurance		297,000		307,000		574,000		643,000
Gain on sale of branch		1,058,000		0		1,058,000		0
Other income		477,000		248,000		821,000		675,000
Total noninterest income	$	14,556,000	$	10,984,000	$	28,019,000	$	17,534,000

Consolidated Reports of Income

Unaudited

Mercantile
Bank Corporation

	Three Months Ended	Three Months Ended	Six Months Ended	Six Months Ended
	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020
NONINTEREST EXPENSE				
Salaries and benefits	$ 16,194,000	$ 14,126,000	$ 31,279,000	$ 27,654,000
Occupancy	1,977,000	1,862,000	3,991,000	3,921,000
Furniture and equipment	902,000	851,000	1,791,000	1,629,000
Data processing costs	2,775,000	2,633,000	5,392,000	5,117,000
Other expense	4,344,000	3,744,000	8,856,000	7,835,000
Total noninterest expense	26,192,000	23,216,000	51,309,000	46,156,000
Income before federal income tax expense	22,335,000	10,739,000	39,914,000	23,915,000
Federal income tax expense	4,244,000	2,041,000	7,583,000	4,545,000
Net Income	$ 18,091,000	$ 8,698,000	$ 32,331,000	$ 19,370,000

Consolidated Financial Highlights

Unaudited

Mercantile Bank Corporation

	Quarterly				
	2021 2nd Qtr	2021 1st Qtr	2020 4th Qtr	2020 3rd Qtr	2020 2nd Qtr
YIELD ON ASSETS / COST OF FUNDS					
Yield on loans	3.99%	4.03%	4.34%	4.03%	4.18%
Yield on securities	1.54%	1.61%	1.69%	2.26%	3.37%
Yield on other interest-earning assets	0.12%	0.11%	0.12%	0.12%	0.15%
Yield on total earning assets	3.20%	3.26%	3.55%	3.45%	3.85%
Yield on total assets	3.02%	3.09%	3.35%	3.25%	3.62%
Cost of deposits	0.25%	0.31%	0.37%	0.41%	0.48%
Cost of borrowed funds	1.73%	1.78%	1.75%	1.78%	1.91%
Cost of interest-bearing liabilities	0.74%	0.82%	0.91%	0.99%	1.11%
Cost of funds *(total earning assets)*	0.44%	0.49%	0.55%	0.59%	0.68%
Cost of funds *(total assets)*	0.41%	0.47%	0.51%	0.56%	0.64%
Net interest margin *(fully tax-equivalent)*	2.76%	2.77%	3.00%	2.86%	3.17%

Consolidated Financial Highlights
Unaudited

Mercantile Bank Corporation

(dollars in thousands)		Quarterly				
		2021 2nd Qtr	2021 1st Qtr	2020 4th Qtr	2020 3rd Qtr	2020 2nd Qtr
MORTGAGE BANKING ACTIVITY						
Total mortgage loans originated	$	237,300	245,200	218,900	237,200	275,500
Purchase mortgage loans originated	$	144,500	81,500	99,500	93,100	58,000
Refinance mortgage loans originated	$	92,800	163,700	119,400	144,100	217,500
Mortgage loans originated with intent to sell	$	140,500	195,700	159,900	191,300	225,700
Income on sale of mortgage loans	$	7,700	9,200	9,500	10,200	7,800

Consolidated Financial Highlights
Unaudited

Mercantile Bank Corporation

(dollars in thousands)		Quarterly				
		2021 2nd Qtr	2021 1st Qtr	2020 4th Qtr	2020 3rd Qtr	2020 2nd Qtr
ASSET QUALITY						
Gross loan charge-offs	$	68	53	340	124	335
Recoveries	$	386	481	234	250	153
Net loan charge-offs (recoveries)	$	(318)	(428)	106	(126)	182
Net loan charge-offs to average loans		(0.04%)	(0.05%)	0.01%	(0.02%)	0.02%
Provision for loan losses	$	(3,100)	300	2,500	3,200	7,600
Allowance for loan losses	$	35,900	38,700	38,000	35,600	32,200
Allowance to loans		1.11%	1.15%	1.19%	1.07%	0.98%
Allowance to loans excluding PPP loans		1.20%	1.33%	1.33%	1.27%	1.16%
Nonperforming loans	$	2,700	2,800	3,400	4,100	3,200
Other real estate/repossessed assets	$	400	400	700	500	200
Nonperforming loans to total loans		0.08%	0.08%	0.11%	0.12%	0.10%
Nonperforming assets to total assets		0.07%	0.07%	0.09%	0.11%	0.08%

Mercantile Bank Corporation

(dollars in thousands)		Quarterly				
		2021 2nd Qtr	2021 1st Qtr	2020 4th Qtr	2020 3rd Qtr	2020 2nd Qtr
NONPERFORMING ASSETS - RECONCILIATION						
Beginning balance	$	3,200	4,100	4,700	3,400	3,700
Additions	$	500	100	1,000	1,600	200
Return to performing status	$	0	(100)	0	(100)	0
Principal payments	$	(500)	(600)	(1,100)	(200)	(300)
Sale proceeds	$	0	(100)	(200)	0	0
Loan charge-offs	$	(100)	0	(300)	0	(200)
Valuation write-downs	$	0	(200)	0	0	0
Ending balance	$	3,100	3,200	4,100	4,700	3,400

Consolidated Financial Highlights
Unaudited

Mercantile Bank Corporation

(dollars in thousands)		Quarterly				
		2021 2nd Qtr	2021 1st Qtr	2020 4th Qtr	2020 3rd Qtr	2020 2nd Qtr
CAPITAL						
Tangible equity to tangible assets		8.51%	8.36%	8.89%	8.69%	8.74%
Tier 1 leverage capital ratio		9.47%	9.67%	9.77%	9.80%	10.21%
Common equity risk-based capital ratio		10.87%	11.11%	11.34%	11.37%	11.34%
Tier 1 risk-based capital ratio		12.11%	12.41%	12.68%	12.74%	12.74%
Total risk-based capital ratio		13.09%	13.51%	13.80%	13.82%	13.73%
Tier 1 capital	$	445,400	437,600	430,100	420,200	412,500
Tier 1 plus tier 2 capital	$	481,300	476,500	468,100	455,800	444,800
Total risk-weighted assets	$	3,677,200	3,526,200	3,391,600	3,298,000	3,238,400
Book value per common share	$	28.23	27.21	27.04	26.59	26.20
Tangible book value per common share	$	25.03	24.02	23.86	23.37	22.96
Cash dividend per common share	$	0.29	0.29	0.28	0.28	0.28

Mercantile
Bank Corporation

THANK YOU FOR YOUR INTEREST IN OUR COMPANY

NASDAQ Global Select Market Symbol: MBWM

310 Leonard Street NW, Grand Rapids, MI 49504
616.406.3000 or 800.453.8700
www.mercbank.com